UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 1, 2017

(Date of earliest event reported)

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1450 Brickell Avenue, 31st Floor Miami, Florida		33131
(Address of principal executive offices)		(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 5, 2017, WhiteHorse Finance, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

On May 1, 2017, upon the recommendation of the nominating and corporate governance committee of the board of directors (the “Board of Directors”) of the Company, the Board of Directors appointed Stuart Aronson to serve as a director of the Company with immediate effect. Mr. Aronson was designated as a Class II director and will serve for the remainder of the current Class II term, which expires at the annual meeting of stockholders to be held in August 2017. Mr. Aronson is an interested director due to his position as Chief Executive Officer of the Company, and therefore will receive no compensation from the Company.

There is no arrangement or understanding under which Mr. Aronson was appointed. There are no transactions involving Mr. Aronson requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Aronson has served as the Company’s Chief Executive Officer since May 2016. Mr. Aronson also currently serves as Group Head of the U.S. direct lending platform of H.I.G. Capital, L.L.C. (“H.I.G. Capital”), a position he has held since February 2016. In this position, Mr. Aronson is responsible for building the debt solutions offered by H.I.G. Capital to non-sponsor and sponsor borrowers in the U.S. middle market. Prior to joining H.I.G. Capital, from July 1990 through December 2015 Mr. Aronson served as an officer of the General Electric Company and as the President and Chief Executive Officer of the U.S. Sponsor Finance business of GE Capital (“GSF”) a leading provider of debt financing to the U.S. sponsor middle market. Mr. Aronson also served during this period on the board of directors of Peacock Equity Partners, a mid-to-late stage venture capital fund organized as a joint venture between GE Capital and NBC Universal. Prior to joining GSF, Mr. Aronson led the commercial and industrial platform of GE Structured Finance (Americas), Inc., which provided structured debt and equity solutions to borrowers in the United States, Europe and Asia. Before that, he held several positions with GE Capital Markets Group, Inc., including serving as leader of domestic product execution, including syndications, private placements, securitization and trade finance. Mr. Aronson began his career in the syndications group of Chemical Banking Corporation. He also currently serves on the board of Kids in Crisis in Greenwich, Connecticut. Mr. Aronson graduated cum laude from Tufts University and received an M.B.A. with honors from Columbia Business School.

The Board of Directors concluded that Mr. Aronson should serve on the Board of Directors in part based on his experience as the Company’s Chief Executive Officer and his diverse and extensive background in financial analysis and capital markets.

(d)

On May 1, 2017, upon the recommendation of the nominating and corporate governance committee of the Board of Directors, the Board of Directors appointed Kevin Burke to serve as a director of the Company with immediate effect. Mr. Burke was designated as a Class I director and will serve for the remainder of the current Class I term, which expires at the annual meeting of stockholders to be held in 2019. Mr. Burke was also elected to serve as a member of each of the audit, compensation and nominating and corporate governance committees of the Board of Directors with immediate effect. Mr. Burke is an “independent director” within the meaning of NASDAQ Stock Market Marketplace Rule 5605(a)(2) and Section 10A of the Exchange Act.

Mr. Burke’s compensation will be consistent with that provided to all of the Company’s independent directors, as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission. There is no arrangement or understanding under which Mr. Burke was appointed. There are no transactions involving Mr. Burke requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Burke serves as a Senior Advisor to THL Credit Advisors LLC, an alternative credit manager specializing in securities of middle market companies, and to Churchill Asset Management LLC, a leading provider of senior and unitranche debt financing to middle market companies. In December 2016, Mr. Burke retired from Antares Capital, a company specializing in acquisition finance for private equity firms, where he served as a Senior Managing Director responsible for loan syndication, sales and trading beginning in January 2016. Previously, from April 2003 until December 2015, Mr. Burke served as a Senior Managing Director of GE Capital overseeing Loan Sales and Trading and Loan Capital Markets. Prior to joining GE Capital, Mr. Burke spent 25 years at Deutsche Bank AG (f/k/a Bankers Trust Company) in a variety of credit, corporate finance and sales and trading positions. He was also a Founding Member and Sales Head of Bankers Trust Company’s Loan Syndications Group. Mr. Burke previously served as board member of the Loan Syndication and Trading Association and remains on its Senior Advisory Board. Mr. Burke received a Bachelor’s Degree from Harvard University in 1976.

The Board of Directors concluded that Mr. Burke should serve on the Board of Directors in part based on his diverse experience as a senior executive, including as senior managing director, of several financial organizations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of WhiteHorse Finance, Inc. dated May 5, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2017	WHITEHORSE FINANCE, INC.

	By:	/s/ Edward J. Giordano
Edward J. Giordano
Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of WhiteHorse Finance, Inc. dated May 5, 2017